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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 6, 2000


                                webMethods, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



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

DELAWARE                                            00-115681                          54-1807654
---------------------------------                   ------------------------           --------------------------
(State of other jurisdiction                        (Commission File Number)           (IRS Employer Identification
of incorporation)                                                                      Number)
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3930 PENDER DRIVE
FAIRFAX, VIRGINIA                                    22030
---------------------------------------              -----
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:           (703) 460-2500
                                                              ---------------


                      ------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.              Other Events

Consolidated Financial Results Restated to Reflect Merger

On August 15, 2000, Wolf Acquisition, Inc., a Delaware corporation and a newly formed and wholly owned subsidiary of webMethods, Inc. (the "Company" or "Registrant") merged into Active Software, Inc. ("Active Software"). As a result of the Merger, the separate corporate existence of Wolf Acquisition, Inc. ceased and Active Software survived as a wholly owned subsidiary of the Company and the Company and Active Software began operating as a combined company.

The attached financial information is a restatement of the Company's financial results for the periods from Active Software inception in September 1995 through the year ended March 31, 2000 to give effect to the pooling of interests resulting from the Merger.

On December 6, 2000, Robert E. Cook, a director of WebMethods, submitted his resignation to the Company's board of directors. Mr. Cook is resigning to devote more time to working with early-stage companies. Mr. Cook's term was to end in 2003.



Item 7.              Financial Statements, Pro Forma Financial Information and
                     Exhibits

                     (c)       Exhibits

                               A list of exhibits filed as part of this report
is set forth in the Index to Exhibits, which immediately precedes such exhibits and is incorporated herein by reference.







                       Signatures Appear on Following Page







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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     webMethods, Inc.


                                     By:       /s/ Mary Dridi
                                               -------------------------------
                                               Chief Financial Officer





Dated:               December 20, 2000




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                                INDEX TO EXHIBITS



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Exhibit Number                     Exhibit
--------------                     -------

 2.1*                              Agreement and Plan of Merger, dated as of May 20, 2000, by and among webMethods, Inc., Wolf Acquisition, Inc. and
                                   Active Software, Inc.

 3.1**                             Certificate of Amendment of the Fifth Amended and Restated
                                   Certificate of Incorporation of webMethods, Inc.

 4.1**                             Second Amended and Restated Investor Rights Agreement

 99.1                              Restated Financial Information
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* Incorporated by reference to the Registrant's Registration Statement on Form
S-4, as amended (File No. 333-39572). http://www.sec.gov/Archives/edgar/data/ 1035096/0000950133-00-002628.txt

** Incorporated by reference to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-91309). http://www.sec.gov/Archives/edgar/data/ 1035096/0000950133-99-003716.txt